                                                                    Exhibit 23.2


                         CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the Spine-Tech, Inc. 1996 Omnibus Stock of our report dated February 7, 1997 with respect to the financial statements and schedule of Spine-Tech, Inc. incorporated by reference in its Annual Report (Form 10-K) for the year ended December 31, 1996, filed with the Securities and Exchange Commission.



/S/ Ernst & Young LLP

Minneapolis, Minnesota
May 28, 1997